ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77I

The following new portfolios were added to JHF II.

1.         International Growth Fund
2.         Mutual Shares Fund

3.         Retirement 2010 Portfolio

4.         Retirement 2015 Portfolio

5.         Retirement 2020 Portfolio

6.         Retirement 2025 Portfolio

7.         Retirement 2030 Portfolio

8.         Retirement 2035 Portfolio

9.         Retirement 2040 Portfolio

10.       Retirement 2045 Portfolio

11.       Retirement 2050 Portfolio

12.       Mid Cap Growth Index Fund

13.       Mid Cap Value Index Fund

International Growth Fund

Investment Objective:           The fund seeks to achieve long-term growth of capital.

Principal Investment Strategies

The fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the fund’s subadviser to have strong earnings growth. The fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

The fund invests significantly in non-U.S. issuers. The fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., emphasizing investment in issuers in the developed countries of Western Europe and the Pacific Basin. The fund may also invest up to 20% of its total assets in issuers located in developing countries.

The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging and other strategic transactions.

Mutual Shares Fund

Investment Objective:           To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the fund invests primarily in:

_ Undervalued Securities. Securities the subadviser believes are trading at a discount to intrinsic value.

And, to a lesser extent, the fund also invests in:

_ Risk Arbitrage Securities. Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the subadviser believes are inexpensive relative to an economically equivalent security of the same or another company.

_ Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial realigning or bankruptcy.

In pursuit of its value-oriented strategy, the fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the fund invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion or significant amount in smaller companies. The fund may invest up to 35% of its assets in foreign securities including sovereign debt and participations in foreign government debt.

The fund’s investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the fund, in effect, steps into the shoes of the lender. If the loan is secured, the fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. For purposes of issuer diversification, the issuer of a loan participation will be determined by the reference asset for the loan participation. The fund generally makes such investments to achieve capital appreciation rather than to seek income. When engaging in an arbitrage strategy, the fund typically buys one security while at the same time selling short another security.

The fund generally buys the security that the subadviser believes is either inexpensive relative to the price of the other security or otherwise undervalued, and sells short the security that the subadviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the fund attempts to profit from a perceived relationship between the values of the two securities. The fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring or other corporate action or event.

The subadviser employs a research driven, fundamental value strategy for the fund. In choosing equity investments, the subadviser focuses on the market price of a company’s securities relative to the subadviser’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the subadviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The subadviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The fund may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, a fund typically buys one security while at the same time selling short another security. Such fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, a fund attempts to profit from a perceived relationship between the values of the two securities. The fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging and other strategic transactions. In pursuing its investment goal, the fund may enter into derivative instruments, including currency forwards, currency futures, credit default swaps and options. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging or other investment purposes.

Retirement 2010 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a target asset allocation of 8% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Portfolio with a more distant target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2015 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2015 Portfolio, which is designed for investors planning to retire around the year 2015, has a target asset allocation of 28% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2020 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2020 Portfolio, which is designed for investors planning to retire around the year 2020, has a target asset allocation of 48% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2025 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2025 Portfolio, which is designed for investors planning to retire around the year 2025, has a target asset allocation of 65% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2030 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2030 Portfolio, which is designed for investors planning to retire around the year 2030, has a target asset allocation of 74% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2035 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2035 Portfolio, which is designed for investors planning to retire around the year 2035, has a target asset allocation of 80% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2040 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2040 Portfolio, which is designed for investors planning to retire around the year 2040, has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2045 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2045 Portfolio, which is designed for investors planning to retire around the year 2045, has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Retirement 2050 Portfolio

Investment Objective:           To seek high total return until the fund’s target retirement date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. The Retirement 2050 Portfolio, which is designed for investors planning to retire around the year 2050, has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Portfolio with a closer target date. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as “neutral” allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for an investor who anticipates re-evaluating his or her retirement allocation strategies at the target date. In the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities. This static allocation will be put into place after December 31st of the designated retirement year. This allocation may be appropriate for those investors who want a static allocation of about 8% equity, however, other investors may wish to re-allocate their investment and may remove all or most of their investment at retirement.

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisers.

Mid Cap Growth Index Fund

Investment Objective:           Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the MSCI U.S. Mid Growth Index and (b) securities (which may or may not be included in the MSCI U.S. Mid Growth Index) that the subadviser believes as a group will behave in a manner similar to the index. As of March 31, 2010, the market capitalizations of companies included in the MSCI U.S. Mid Growth Index ranged from $703 million to $15.2 billion. The fund attempts to match the performance of the MSCI U.S. Mid Growth Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

The fund may invest in futures contracts and depositary receipts. The fund may also invest in derivatives (investments whose value is based on securities, indexes or currencies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the adviser or subadviser). A more complete description of these investment strategies appears under “Hedging and Other Strategic Transactions” in the prospectus and SAI.

Mid Cap Value Index Fund

Investment Objective:           Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the MSCI U.S. Mid Value Index and (b) securities (which may or may not be included in the MSCI U.S. Mid Value Index) that the subadviser believes as a group will behave in a manner similar to the index. As of March 31, 2010, the market capitalizations of companies included in the MSCI U.S. Mid Value Index ranged from $1.6 billion to $12.3 billion. The fund attempts to match the performance of the MSCI U.S. Mid Value Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

 The fund may invest in futures contracts and depositary receipts. The fund may also invest in derivatives (investments whose value is based on securities, indexes or currencies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the adviser or subadviser). A more complete description of these investment strategies appears under “Hedging and Other Strategic Transactions” in the prospectus and SAI.